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                                                                    EXHIBIT 10.1


                     THE EXECUTIVE NONQUALIFIED EXCESS PLAN
                               ADOPTION AGREEMENT


                  THIS AGREEMENT is made the 1st day of December, 2001, by THE CONCORD TELEPHONE COMPANY (the "Employer"), having its principal office at 68 CABARRUS AVE., CONCORD, NC 28025 and EXECUTIVE BENEFIT SERVICES, INC. (the "Sponsor"), having its principal office at 434 Fayetteville Street, Suite 1160, Raleigh, North Carolina 27601.

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, the Sponsor has established The Executive Nonqualified Excess Plan (the "Plan"); and

         WHEREAS, the Employer desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan, for the benefit of the Employer's
[X] Employees and/or [X] Independent Contractors;

         NOW, THEREFORE, the Employer hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

                                    ARTICLE I

         Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

         This Adoption Agreement may only be used in connection with The Executive Nonqualified Excess Plan. The Sponsor will inform the Employer of any amendments to the Plan or of the discontinuance or abandonment of the Plan. For questions concerning the Plan, the Employer may call the Sponsor at (919) 833-1042.

                                   ARTICLE II

         The Employer hereby makes the following designations or elections for the purpose of the Plan [Section references below correspond to Section references in the Plan]:



         2.4 ADJUSTMENT DATE: The Deferred Compensation Account of Participants shall be adjusted for the amount of any Salary Deferral Credits, Employer Matching Credits and Employer Performance Incentive Credits to such account on the last business day of each Plan


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Year and such other times as may be designated below [check any additional desired Adjustment Dates]:

         __       (i)      The last business day of each calendar quarter during
                           the Plan Year.

         __       (ii)     The last business day of each month during the Plan
                           Year.

         XX       (iii)    The last business day of each payroll period during
         --                the Plan Year.

         __       (iv)     Each day securities are traded on a national stock
                           exchange.

         __       (v)      Other [specify] _____________________________________
                           ____________________________________________________.

         2.9 COMPENSATION: The "Compensation" of a Participant shall mean all of each Participant's [check desired option(s)]:

         XX       (i)      compensation received as an Employee reportable in
         --                box 1, Wages, Tips and other Compensation, on
                           Form W-2.

         __       (ii)     annual base salary.

         __       (iii)    annual bonus.

         __       (iv)     long term incentive plan compensation.

         __       (v)      compensation received as an Independent Contractor
                           reportable on Form 1099.

         __       (vi)     other [specify] _____________________________________
                           ____________________________________________________.

Notwithstanding the foregoing, Compensation [X] SHALL [ ] SHALL NOT include Salary Deferral Credits under this Plan and amounts contributed by the Participant pursuant to a Salary Deferral Agreement to another employee benefit plan of the Employer which are not includible in the gross income of the Employee under Section 125, 402(e)(3), 402(h) or 403(b) of the Code.


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         2.13 EFFECTIVE DATE: [check desired option]:

         XX       (i)      This is a newly-established Plan, and the Effective
         --                Date of the Plan is DECEMBER 1, 2001.

         __       (ii)     This is an amendment and  restatement of a Plan with
                           an effective date of ___________, and the Effective
                           Date of this amended and  restated Plan is _________.
                           This is amendment number _____.


         2.20 NORMAL RETIREMENT AGE: The Normal Retirement Age of a Participant shall be [check desired option]:

         XX       (i)      Age  65 .
         --                    ----

         __       (ii)     The later of age ____ or the ______ anniversary of
                           the participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.


         2.22 PARTICIPATING EMPLOYER(S): As of the Effective Date, the following Participating Employer(s) are parties to the Plan [list all employer-parties, including the Employer]:

Name of Employer                     Address         Telephone No.      EIN
----------------                     -------         ------------       ---

THE CONCORD TELEPHONE COMPANY    68 CABARRUS AVE.    704-722-2356    56-0186420
                                 CONCORD, NC 28025


         2.23 PLAN: The name of the Plan as applied to the Employer is: THE EXECUTIVE NONQUALIFIED EXCESS PLAN OF THE CONCORD TELEPHONE COMPANY


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         2.24 PLAN ADMINISTRATOR: The Plan Administrator shall be [check desired option]:

         __       (i)      Committee.

         XX       (ii)     Employer.
         --

         __       (iii)    Other (specify): ___________________________________.


         2.25 PLAN YEAR: The Plan Year shall be the 12 consecutive calendar month period ending on the last day of the month of December, and each anniversary thereof.


         2.33 TRUST: [check desired option]:

         XX       (i)      The Employer DOES desire to establish a "rabbi" trust
         --                for the purpose of setting aside assets of the
                           Employer contributed thereto for the payment of benefits under the Plan.

         __       (ii)     The Employer DOES NOT desire to establish a "rabbi"
                           trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.



         2.35 YEARS OF SERVICE: For vesting purposes, Years of Service of a Participant shall be calculated from the date designated below [check desired option]:

         XX       (i)      First Day of Service.
         --

         __       (ii)     Effective Date of the Plan.

         __       (iii)    Each Contribution Date. Under this option (iii), each
                           Employer Matching Credit or Performance Incentive
                           Credit shall vest in accordance with the applicable schedule selected in Section 7 of this Adoption
                           Agreement based on the Years of Service of a Participant from the Adjustment Date on which each Employer Matching Credit or Performance Incentive
                           Credit is credited to his or her Deferred
                           Compensation Account.




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         3.1 SALARY DEFERRAL CREDITS: A Participant may elect to have his
Compensation (as selected in Section 2.9 of this Adoption Agreement) reduced by the following percentage or amount per pay period, or for a specified pay period or periods, as designated in writing to the Committee [check the applicable options]:

         XX       (i)      annual base salary:
         --
                           [complete the following blanks only if a minimum or maximum deferral is desired]:

                           minimum deferral: $__________ or 1.00%
                           maximum deferral: $__________ or 90.00%

         XX       (ii)     annual bonus:
         --
                           [complete the following blanks only if a minimum or maximum deferral is desired]:

                           minimum deferral: $__________ or 1.00%
                           maximum deferral: $__________ or 90.00%

         __       (iii)    other [please specify type, as selected in
                           Section 2.9 of this Adoption Agreement]: ___________:

                           [complete the following blanks only if a minimum or maximum deferral is desired]:

                           minimum deferral: $__________ or __________%
                           maximum deferral: $__________ or __________%

         __       (iv)     no salary deferral provision.


         3.1.3 TERMINATION OF SALARY DEFERRALS: A Participant may terminate his Salary Deferral Agreement effective as of [check desired option]:

         __       (i)      the first full payroll period commencing after the
                           date written notice of the termination is received by the Committee.

         XX       (ii)     the January 1 occurring after the date written notice
         --                of the termination is received by the Committee.


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         3.2 EMPLOYER MATCHING CREDITS: The Employer may make matching credits to the Deferred Compensation Account of each Participant in an amount determined as follows [check desired option(s)]:

         __       (i)      ______% of the Participant's Salary Deferral Credits.

         __       (ii)     ______% of the first ______% of the Participant's
                           Compensation  which is elected as a Salary Deferral
                           Credit.

         __       (iii)    An amount determined each Plan Year by the Employer.

         XX       (iv)     The Employer shall decide from year to year whether
         --                matching credits will be made and shall notify
                           Participants annually of the manner in which matching credits will be calculated for the subsequent year.

         __       (v)      The Employer shall not match amounts provided above
                           in excess of $_______, or in excess of ___% of the Participant's Compensation per Plan Year.

         __       (vi)     No Employer matching credits provision.


         3.3 EMPLOYER PERFORMANCE INCENTIVE CREDITS: The Employer may make performance incentive credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

         __       (i)      Such amount out of the current or accumulated net
                           profit of the Employer for such year as the Employer in its sole discretion shall determine.

         XX       (ii)     Such amount as the Employer in its sole discretion
         --                shall determine without regard to current or
                           accumulated net profit.

         __       (iii)    The Employer shall not make Performance Incentive
                           Credits in excess of $________, or in excess of ____% of the Participant's Compensation per Plan Year.

         __       (iv)     No Employer performance incentive credits provision.


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         4.1 DEATH OF A PARTICIPANT: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the Accrued Benefit of the Participant determined as of the date payments to the Beneficiary commence, plus [check if desired]:

         __       (i)      An amount to be determined by the Committee.

         __       (ii)     A lump sum of $ ____________.

         __       (iii)    _____ times the annual base salary of the Participant
                           at his date of death.

         __       (iv)     Other [specify]: ___________________________________.

         XX       (v)      No additional benefits.
         --


         4.4.2 EARLY RETIREMENT: The Employer may elect to provide for Early Retirement. If Early Retirement is permitted, it shall be subject to the following eligibility requirements [check desired option and fill in appropriate blanks]:

         __       (i)      Completion of _____ Years of Service.

         XX       (ii)     Attainment of age 62, or at discretion of Board of
         --                Directors

         __       (iii)    Completion of _____ Years of Service and attainment
                           of age _____.

         __       (iv)     No Early Retirement provisions.




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         5.1 REGULAR IN-SERVICE WITHDRAWALS: [check desired option]:

         __       (i)      The Employer DOES elect to permit regular in-service
                           withdrawals by a Participant from his Deferred
                           Compensation Account.

         XX       (ii)     The Employer DOES NOT elect to permit regular
         --                in-service withdrawals by a Participant from his
                           Deferred Compensation Account.




         5.3 "HAIRCUT" WITHDRAWALS: [check desired option]:

         __       (i)      The Employer DOES elect to permit "haircut"
                           withdrawals by a Participant from his Deferred
                           Compensation Account.

                           Specify percentage (not less than 10%) of amount withdrawn that shall be forfeited: 10%

         XX       (ii)     The Employer DOES NOT elect to permit "haircut"
         --                withdrawals by a Participant from his Deferred
                           Compensation Account.


         5.4 COLLEGE EDUCATION WITHDRAWALS: [check desired option]:

         __       (i)      The Employer DOES elect to permit college education
                           withdrawals by a Participant from his Deferred
                           Compensation Account.

         XX       (ii)     The Employer DOES NOT elect to permit college
         --                education withdrawals by a Participant from his
                           Deferred Compensation Account.



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         6.1 PAYMENT OPTIONS: Any benefit payable under the Plan may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant upon his entry into the Plan [check desired option(s)]:

         XX       (i)      A lump sum in cash as soon as feasible following the
         --                date Participant's service with the Employer
                           terminates for any reason (including Retirement, Disability or death).

         XX       (ii)     Approximately equal annual installments over a term
         --                no longer than 5 years as elected by the Participant
                           upon his entry into the Plan.

                           Payment of the benefit shall commence as of the following date [select desired option]:

                           __ The first business day of the calendar year following the date Participant's service with the Employer terminates for any reason (including Retirement, Disability or death).

                           __ The first business day of the calendar quarter following the date Participant's service with the Employer terminates for any reason (including Retirement, Disability or death).

                           XX      The first business day of the calendar month
                           --      following the date Participant's service with
                                   the Employer terminates for any reason
                                   (including Retirement, Disability or death).

                           The payment of each annual installment shall be made on the anniversary of the date selected for the commencement of the installment payments in this subsection (ii). The amount of the annual installment shall be adjusted on each anniversary date of the commencement of the installment payments for credits or debits to the Participant's account pursuant to
                           Section 8 of the Plan. Such adjustment shall be made by dividing the balance in the Deferred Compensation Account on each such date (following adjustment on such date) by the number of annual installments remaining to be paid hereunder; provided that the last annual installment due under the Plan shall be the entire amount credited to the Participant's account on the date of payment.

         __       (iii)    Other [specify]: __________________________________



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         7. VESTING:

         (i) VESTING OF EMPLOYER MATCHING CREDITS: The nonforfeitable percentage of each Participant in his Accrued Benefit attributable to any applicable Employer Matching Credits shall be as follows [check (a), (b), (c), (d), (e), (f) or (g)]:

                       ___  (a)  Immediate 100% vesting.

                       ___  (b)  100% vesting after ___ Years of Service.

                       ___  (c)  100% vesting at age ____.

                       ___  (d)  Number of Years                   Vested
                                   of Service                    Percentage
                                 ---------------                 ----------

                                 Less than    1                       0%
                                              1                      20%
                                              2                      40%
                                              3                      60%
                                              4                      80%
                                              5 or more             100%

                       ___  (e)  Number of Years                   Vested
                                   of Service                    Percentage
                                 ---------------                 ----------

                                 Less than    3                       0%
                                              3                      20%
                                              4                      40%
                                              5                      60%
                                              6                      80%
                                              7 or more             100%

                       XX   (f)  Number of Years                   Vested
                       --          of Service                    Percentage
                                 ---------------                 ----------

                                 Less than    1                       0%
                                              1                       0%
                                              2                       0%
                                              3                       0%
                                              4                       0%
                                              5                      50%
                                              6                      50%
                                              7                      50%
                                              8                      50%
                                              9                      50%
                                              10 or more             50%

         THE PARTICIPANTS WILL BECOME 100% VESTED EITHER AT RETIREMENT AGE 65 OR IF THERE IS A CHANGE OF CONTROL OF THE EMPLOYER, WHICHEVER EVENT OCCURS FIRST.

In addition, the nonforfeitable percentage of each Participant in his Accrued Benefit attributable to any applicable Employer Matching Credits [X] SHALL
[ ] SHALL NOT become 100% vested at the Death or Disability of the Participant.


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         (ii)     VESTING OF EMPLOYER PERFORMANCE INCENTIVE CREDITS: The
                  nonforfeitable percentage of each Participant in his Accrued Benefit attributable to any applicable Employer Performance Incentive Credits shall be as follows [check (a), (b), (c),
                  (d), (e), (f) or (g)]:

                       ___  (a)  Immediate 100% vesting.

                       ___  (b)  100% vesting after ___ Years of Service.

                       ___  (c)  100% vesting at age ____.

                       ___  (d)  Number of Years                   Vested
                                   of Service                    Percentage
                                 ---------------                 ----------

                                 Less than    1                       0%
                                              1                      20%
                                              2                      40%
                                              3                      60%
                                              4                      80%
                                              5 or more             100%

                       ___  (e)  Number of Years                   Vested
                                   of Service                    Percentage
                                 ---------------                 ----------

                                 Less than    3                       0%
                                              3                      20%
                                              4                      40%
                                              5                      60%
                                              6                      80%
                                              7 or more             100%

                       XX   (f)  Number of Years                   Vested
                       --          of Service                    Percentage
                                 ---------------                 ----------

                                 Less than    1                       0%
                                              1                       0%
                                              2                       0%
                                              3                       0%
                                              4                       0%
                                              5                      50%
                                              6                      50%
                                              7                      50%
                                              8                      50%
                                              9                      50%
                                              10 or more             50%

         THE PARTICIPANTS WILL BECOME 100% VESTED EITHER AT RETIREMENT AGE 65 OR IF THERE IS A CHANGE OF CONTROL OF THE EMPLOYER, WHICHEVER EVENT OCCURS FIRST.

In addition, the nonforfeitable percentage of each Participant in his Accrued Benefit attributable to any applicable Employer Performance Incentive Credits
[X] SHALL [ ] SHALL NOT become 100% vested at the Death or Disability of the Participant.

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         14. AMENDMENT OR TERMINATION OF PLAN: [check or complete all that apply]:

         __       (i)      Notwithstanding any provision in this Adoption
                           Agreement or the Plan to the contrary, Sections _____
                           _______ of the Plan shall be amended to read as follows:

                           See attached Exhibit ________.

         __       (ii)     The Plan shall be terminated upon the occurrence of
                           one or more of the following events [check if desired]:

                           __   (a)  The amount of shareholders equity shown on
                                     the financial statements of the Employer for each of the two most recent fiscal years is less than $____________.

                           __   (b)  The aggregate net loss (after tax) as
                                     reported on the financial statements of the Employer for the two most recent fiscal years is greater than $____________.

                           __   (c)  There is a change of control of the
                                     Employer. For this purpose, a "change of control" shall be deemed to have occurred if: (A) any person other than an officer who is an employee of the Employer for at least one year preceding the change of control, acquires or becomes the beneficial owner, directly or indirectly, of securities of the Employer representing
                                     _____ % [insert percentage] or more of
                                     the combined voting power of the Employer's then outstanding securities and thereafter, the membership of the Board becomes such that a majority are persons who were not members of the Board at the time of the acquisition of securities; or (B) the Employer, or its assets, are acquired by or combined with another entity and less than a majority of the outstanding voting shares of such entity after the acquisition or combination are owned, immediately after the acquisition or combination, by the owners of voting shares of the Employer immediately prior to the acquisition or combination.

         XX       (d)      OTHER: CHANGE IN CONTROL. For purposes of this
         --                       Agreement, "Change in Control" shall mean
                                  (A) the consummation of a merger,
                                  consolidation, share exchange or similar transaction of the Company with any other corporation, entity or group, as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (B) the consummation of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of


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                                  substantially all the assets of the Company;
                                  or (C) in the absence of a prior expression of approval by the Board, the acquisition except by inheritance or devise of more than 20% of the Company's voting capital stock by any person within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, other than a person, or group including a person, who beneficially owned, as of the date of this Agreement, more than 5% of the Company's voting stock or equity, except that transactions between the Company and any affiliate or subsidiary of the Company and transactions between the Company and any employee stock ownership plan shall not be deemed a "Change in Control" as described in A, B or C above.


         17.9 CONSTRUCTION: The provisions of the Plan and Trust (if any) shall be construed and enforced according to the laws of the State of NORTH CAROLINA, except to the extent that such laws are superseded by ERISA. IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above stated.



                                 THE CONCORD TELEPHONE COMPANY
                                 Name of Employer


                                 By:          /s/ Michael R. Coltrane
                                    --------------------------------------------
                                    Michael R. Coltrane - Chairman and President













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